--------------------------------------------------------------------------------
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                February 8, 2005
                (Date of Report (date of earliest event reported)


                           NATIONAL DENTEX CORPORATION
             (Exact name of registrant as specified in its charter)

                        Commission file number 000-23092


                MASSACHUSETTS                            04-2762050
       (State or Other Jurisdiction of      (I.R.S. Employer Identification No.)
        Incorporation or Organization)


       526 Boston Post Road, Wayland, MA                    01778
    (Address of Principal Executive Offices)               (Zip Code)


                                (508) 358 - 4422
                (Registrant's Telephone No., including Area Code)

Item 8.01. Other Events.

On February 8, 2005, National Dentex Corporation (NADX) issued a press release announcing its acquisition of Wornson - Polzin Dental Laboratories, Incorporated. of Mankato, Minnesota. A copy of this press release is attached as
Exhibit 99.1 and is incorporated herein by reference.


Item 9.01. Financial Statements and Exhibits.

     (c)   Exhibits

99.1 Press release of National Dentex Corporation dated February 8, 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             NATIONAL DENTEX CORPORATION
                                             ---------------------------
                                             Registrant


February 8, 2005

                                             By: /s/ Richard F. Becker, Jr.
                                                 -------------------------------
                                             Richard F. Becker, Jr.
                                             Vice President, Treasurer and Chief
                                             Financial Officer